Exhibit 99.1

Northern Oil and Gas, Inc. Announces 2018 First Quarter Results and
Increases 2018 Production Guidance

MINNEAPOLIS, MINNESOTA - May 7, 2018 - Northern Oil and Gas, Inc. (NYSE American: NOG) today announced 2018 first quarter results and increased the company’s full-year 2018 production guidance.

HIGHLIGHTS

•
Daily production exceeded guidance, increasing 35% year-over-year and 7.5% sequentially to average approximately 18,000 barrels of oil equivalent (“Boe”) per day in the first quarter, for a total of 1,619,521 Boe

•	Exited the quarter with 19.0 net wells in process after adding 5.8 net wells to production and 6.5 net wells to the drilling and completing list

•
Raising full year 2018 production guidance; expect average daily production to increase by 26 - 30% over 2017, versus prior guidance of 18 - 22% (estimates do not include the recently announced Salt Creek acquisition)

•
Increased activity is expected to add 22 - 24 net wells to production during 2018, an increase of two net wells versus prior guidance (estimates do not include the recently announced Salt Creek acquisition)

•	Completed a $93.4 million underwritten common stock offering in April 2018; expect to close the previously announced bond exchange agreement and related transactions by May 15, 2018

•	On April 26, 2018, the company announced a definitive agreement with Salt Creek Oil and Gas, LLC to acquire producing assets and acreage in the core of the Williston Basin

MANAGEMENT COMMENT

“We are pleased to announce an excellent quarter as drilling activity and well performance continue to exceed our expectations,” commented Northern’s Interim President, Brandon Elliott. “In addition to strong operational results, we signed a definitive agreement for the largest acquisition in Northern’s history and announced a $497 million bond exchange agreement, which we are working toward closing by May 15th. With our disciplined capital allocation process and record wells coming online, we expect to continue the operational momentum through the rest of the year and further execute on our consolidation strategy.”

FIRST QUARTER 2018 RESULTS

The following tables set forth selected operating and financial data for the periods indicated.

	Three Months Ended March 31,
	2018	2017	% Change
Net Production:
Oil (Bbl)	1,354,602	1,014,095	34%
Natural Gas and NGLs (Mcf)	1,589,514	1,096,971	45%
Total (Boe)	1,619,521	1,196,924	35%

Average Daily Production:
Oil (Bbl)	15,051	11,268	34%
Natural Gas and NGLs (Mcf)	17,661	12,189	45%
Total (Boe)	17,995	13,299	35%

	Three Months Ended March 31,
	2018	2017
Net Sales:
Oil Sales	$79,143,313	$44,339,147
Natural Gas and NGL Sales	7,737,501	4,509,075
Cash Paid on Settled Derivatives	(8,130,137)	(95,659)
Total Oil, Natural Gas and NGL Sales Including all Derivative Settlements	78,750,677	48,752,563

Average Sales Prices:
Average NYMEX Price (per Bbl)(1)	$62.89	$51.78
Oil Differential (per Bbl)(2)	(4.46)	(8.06)
Oil (per Bbl)	58.43	43.72
Effect of Loss on Settled Derivatives on Average Price (per Bbl)	(6.00)	(0.09)
Oil Net of Settled Derivatives (per Bbl)	52.43	43.63
Natural Gas and NGLs (per Mcf)	4.87	4.11
Realized Price on a Boe Basis Including all Realized Derivative Settlements	48.63	40.73

Operating Expenses:
Production Expenses	$12,488,422	$11,674,348
Production Taxes	7,922,314	4,461,265
General and Administrative Expense(3)	1,666,875	3,608,943
Depletion, Depreciation, Amortization and Accretion	18,630,629	12,828,143

Costs and Expenses (per Boe):
Production Expenses	$7.71	$9.75
Production Taxes	4.89	3.73
General and Administrative Expense(3)	1.03	3.02
Depletion, Depreciation, Amortization and Accretion	11.50	10.72

Net Income	$2,965,097	$16,940,523
Net Income Per Common Share – Diluted	$0.05	$0.27

Adjusted Net Income (Loss)(4)	$11,253,376	$(69,363)
Adjusted Net Income (Loss) Per Common Share – Diluted(4)	$0.17	$—

Adjusted EBITDA(4)	$55,957,956	$29,638,551
____________

(1)	Based on average NYMEX WTI closing prices.

(2)	Average oil price differential to the NYMEX WTI.

(3)
General and administrative expenses in the first quarter of 2018 were impacted by a $1.2 million reversal of non-cash share based compensation expense in connection with the resignation of a former executive officer.

(4)	Please see “Non-GAAP Financial Measures” for additional information and a reconciliation to the most directly comparable GAAP Measure.

GUIDANCE

Northern is raising its 2018 annual production guidance range to 18,650 - 19,240 Boe per day, which represents a 26% - 30% increase over 2017 production. As a result of increased activity, Northern now expects to add approximately 22 - 24 net wells to production for the year. In addition, as Northern continues to strengthen and grow its drilling and completing inventory, the company is revising its drilling and completion capital budget to $172 - $187 million, an increase of $20 million over prior guidance, to reflect the growth in our drilling and completing inventory and the additional net wells expected to be completed in 2018. With additional capital allocated to acquisitions, workovers, and other capitalized costs, the total revised capital budget is $185 - $200 million for 2018. These estimates do not include the recently announced Salt Creek acquisition.

Based on favorable first quarter results, Northern is lowering its 2018 guidance on production expenses and taxes, while maintaining general and administrative expense guidance. With greater than anticipated production growth in North Dakota the company expects an increase in average differentials for the remainder of 2018. Management’s current expectations for operating metrics for 2018 are as follows:

Operating Expenses Guidance:	2018
Production Expenses (per Boe)	$7.75 - $8.75
Production Taxes (% of Oil & Gas Sales)	~ 9.2%
General and Administrative Expense (per Boe)	$2.00 - $2.50

Average Differential to NYMEX WTI	$4.50 - $5.50

CORE WILLISTON BASIN ACQUISITION

On April 26, 2018 Northern announced that it had entered into a definitive agreement to acquire producing assets and acreage in the core of the Williston Basin in North Dakota for total consideration of $40 million in cash (subject to adjustments) and 6 million shares of Northern common stock. The assets, which are expected to generate approximately $19 million of cash flow from operations in 2018, had estimated February production of 1,380 Boe per day and included 1,319 net acres that are 100% held by production with an average net revenue interest of 86%. The estimated 8.2 net future drilling locations are expected to generate average EURs over 1 million Boe. The company expects the deal to close in early June, and will have an effective date of January 1, 2018. A map of the acquired acreage can be found at: www.northernoil.com/saltcreek.

CAPITAL EXPENDITURES & DRILLING ACTIVITY

Three Months Ended March 31, 2018
Capital Expenditures Incurred:
Drilling, Completion & Capitalized Workover Expense	$53.3 million
Acreage	$2.2 million
Other	$0.4 million

Net Wells Added to Production	5.8
Net Producing Wells (Period-End)	234.7

Net Wells in Process (Period-End)	19.0

Weighted Average AFE for In-Process Wells (Period-End)	$7.7 million

ACREAGE

As of March 31, 2018, Northern controlled a leasehold of approximately 142,075 net acres targeting the Williston Basin Bakken and Three Forks formations. As of March 31, 2018, approximately 92% of the company’s North Dakota acreage position, and approximately 90% of its total acreage position, was developed, held by production or held by operations.

LIQUIDITY

At March 31, 2018, Northern had available liquidity of approximately $189.5 million, comprised of $89.5 million in cash on hand and $100 million of delayed draw term loan availability. This does not include proceeds from the equity capital raise that was completed in early April.

HEDGING

Northern hedges portions of its expected production volumes to increase the predictability of its cash flow and to help maintain a strong financial position. The following table summarizes Northern’s open crude oil derivative contracts scheduled to settle after March 31, 2018.

	Swaps
Contract Period	Volume (Bbls)	Weighted Average Price (per Bbl)
2018:
2Q	829,000	$53.09
3Q	877,200	$55.38
4Q	643,000	$53.54
2019:
1Q	727,200	$54.45
2Q	673,400	$53.93
3Q	524,400	$52.30
4Q	469,200	$52.22
2020:
1Q	445,900	$51.49
2Q	318,500	$50.53
3Q	303,600	$50.37
4Q	303,600	$50.37
2021:
1Q	288,000	$52.72

FIRST QUARTER 2018 EARNINGS RELEASE CONFERENCE CALL

In conjunction with Northern’s release of its financial and operating results, investors, analysts and other interested parties are invited to listen to a conference call with management on Monday, May 7, 2018 at 10:00 a.m. Central Time.

Those wishing to listen to the conference call may do so via the company’s website, www.northernoil.com, or by phone as follows:

Dial-In Number: (855) 638-5677 (US/Canada) and (262) 912-4762 (International)
Conference ID: 4991368 - Northern Oil and Gas, Inc. First Quarter 2018 Conference Call
Replay Dial-In Number: (855) 859-2056 (US/Canada) and (404) 537-3406 (International)
Replay Access Code: 4991368 - Replay will be available through May 14, 2018

UPCOMING CONFERENCE SCHEDULE

Louisiana Energy Conference
May 29 - June 1, 2018, New Orleans, LA

Stifel - 2018 Cross Sector Insight Conference
June 11 - 13, 2018, Boston, MA

EnerCom’s The Oil & Gas Conference 23
August 19 - 23, 2018, Denver, CO

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company with a core area of focus in the Williston Basin Bakken and Three Forks play in North Dakota and Montana. More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”). All statements other than statements of historical facts included in this release regarding Northern’s financial position, business strategy, plans and objectives of management for future operations, industry conditions, and indebtedness covenant compliance are forward-looking statements. When used in this release, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “continue,” “anticipate,” “target,” “could,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes. Items contemplating or making assumptions about actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond Northern’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following: changes in crude oil and natural gas prices, the pace of drilling and completions activity on Northern’s properties, Northern’s ability to acquire additional development opportunities, changes in Northern’s reserves estimates or the value thereof, general economic or industry conditions, nationally and/or in the communities in which Northern conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, Northern’s ability to consummate any transaction with its bondholders, including the final terms of any such transaction, which could result in the issuance of a significant amount of equity, Northern’s ability to raise or access capital, including as a condition to any transaction with its bondholders, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, and other economic, competitive, governmental, regulatory and technical factors affecting Northern’s operations, products, services and prices.

Northern has based these forward-looking statements on its current expectations and assumptions about future events. While management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond Northern’s control. Northern does not undertake any duty to update or revise any forward-looking statements, except as may be required by the federal securities laws.

CONTACT:

Brandon Elliott, CFA
Interim President
952-476-9800
belliott@northernoil.com

CONDENSED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2018 AND 2017
(UNAUDITED)

	Three Months Ended March 31,
	2018	2017
REVENUES
Oil, Natural Gas, and NGL Sales	$86,880,814	$48,848,222
Gain (Loss) on Derivative Instruments, Net	(20,271,451)	16,960,883
Other Revenue	4,100	7,742
Total Revenues	66,613,463	65,816,847

OPERATING EXPENSES
Production Expenses	12,488,422	11,674,348
Production Taxes	7,922,314	4,461,265
General and Administrative Expenses	1,666,875	3,608,943
Depletion, Depreciation, Amortization and Accretion	18,630,629	12,828,143
Total Operating Expenses	40,708,240	32,572,699

INCOME FROM OPERATIONS	25,905,223	33,244,148

OTHER INCOME (EXPENSE)
Interest Expense, Net of Capitalization	(23,106,761)	(16,303,805)
Other Income	166,635	180
Total Other Income (Expense)	(22,940,126)	(16,303,625)

INCOME BEFORE INCOME TAXES	2,965,097	16,940,523

INCOME TAX PROVISION (BENEFIT)	—	—

NET INCOME	$2,965,097	$16,940,523

Net Income Per Common Share – Basic	$0.05	$0.28
Net Income Per Common Share – Diluted	$0.05	$0.27
Weighted Average Shares Outstanding – Basic	65,215,148	61,446,156
Weighted Average Shares Outstanding – Diluted	65,382,772	61,972,123

CONDENSED BALANCE SHEETS
MARCH 31, 2018 AND DECEMBER 31, 2017

	March 31, 2018 (unaudited)	December 31, 2017
ASSETS
Current Assets:
Cash and Cash Equivalents	$89,472,745	$102,183,191
Accounts Receivable, Net	51,284,262	46,851,682
Advances to Operators	3,023,851	604,977
Prepaid and Other Expenses	2,454,565	2,333,288
Income Tax Receivable	785,016	785,016
Total Current Assets	147,020,439	152,758,154

Property and Equipment:
Oil and Natural Gas Properties, Full Cost Method of Accounting
Proved	2,641,517,632	2,585,490,133
Unproved	1,578,767	1,699,344
Other Property and Equipment	1,003,388	981,303
Total Property and Equipment	2,644,099,787	2,588,170,780
Less – Accumulated Depreciation, Depletion and Impairment	(2,133,433,050)	(2,114,951,189)
Total Property and Equipment, Net	510,666,737	473,219,591

Deferred Income Taxes (Note 9)	785,000	785,000
Other Noncurrent Assets, Net	5,998,270	5,490,934

Total Assets	$664,470,446	$632,253,679

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current Liabilities:
Accounts Payable	$95,148,543	$93,152,297
Accrued Expenses	6,607,642	6,339,425
Accrued Interest	18,839,931	4,836,112
Derivative Instruments	26,796,245	18,681,891
Asset Retirement Obligations	550,443	565,521
Total Current Liabilities	147,942,804	123,575,246

Long-term Debt, Net	980,782,714	979,324,222
Derivative Instruments	15,523,889	11,496,929
Asset Retirement Obligations	8,869,762	8,562,607
Other Noncurrent Liabilities	127,761	135,225

Total Liabilities	$1,153,246,930	$1,123,094,229

Commitments and Contingencies (Note 8)

STOCKHOLDERS’ DEFICIT
Preferred Stock, Par Value $.001; 5,000,000 Authorized, No Shares Outstanding	—	—
Common Stock, Par Value $.001; 142,500,000 Authorized (3/31/2018 – 65,937,945 Shares Outstanding and 12/31/2017 – 66,791,633 Shares Outstanding)	65,938	66,792
Additional Paid-In Capital	448,766,213	449,666,390
Retained Deficit	(937,608,635)	(940,573,732)
Total Stockholders’ Deficit	(488,776,484)	(490,840,550)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$664,470,446	$632,253,679

Non-GAAP Financial Measures

Adjusted Net Income and Adjusted EBITDA are non-GAAP measures. Northern defines Adjusted Net Income as net income (loss) excluding (gain) loss on the mark-to-market of derivative instruments, net of tax. Northern defines Adjusted EBITDA as net income (loss) before (i) interest expense, (ii) income taxes, (iii) depreciation, depletion, amortization and accretion, (iv) (gain) loss on the mark-to-market of derivative instruments and (v) non-cash share based compensation expense. A reconciliation of each of these measures to the most directly comparable GAAP measure is included below. Management believes the use of these non-GAAP financial measures provides useful information to investors to gain an overall understanding of current financial performance. Specifically, management believes the non-GAAP results included herein provide useful information to both management and investors by excluding certain expenses and unrealized derivatives gains and losses that management believes are not indicative of Northern’s core operating results. In addition, these non-GAAP financial measures are used by management for budgeting and forecasting as well as subsequently measuring Northern’s performance, and management believes it is providing investors with financial measures that most closely align to its internal measurement processes.

Reconciliation of Adjusted Net Income

	Three Months Ended March 31,
	2018	2017
Net Income	$2,965,097	$16,940,523
Add:
Impact of Selected Items:
(Gain) Loss on the Mark-to-Market of Derivative Instruments	12,141,314	(17,056,542)
Selected Items, Before Income Taxes	12,141,314	(17,056,542)
Income Tax of Selected Items(1)	(3,853,035)	46,656
Selected Items, Net of Income Taxes	8,288,279	(17,009,886)
Adjusted Net Income (Loss)	$11,253,376	$(69,363)

Weighted Average Shares Outstanding – Basic	65,215,148	61,446,156
Weighted Average Shares Outstanding – Diluted	65,382,772	61,972,123

Net Income Per Common Share – Basic	$0.05	$0.28
Add:
Impact of Selected Items, Net of Income Taxes	0.12	(0.28)
Adjusted Net Income (Loss) Per Common Share – Basic	$0.17	$—

Net Income Per Common Share – Diluted	$0.05	$0.27
Add:
Impact of Selected Items, Net of Income Taxes	0.12	(0.27)
Adjusted Net Income (Loss) Per Common Share – Diluted	$0.17	$—
______________

(1)
For the 2018 column, this represents a tax impact using an estimated tax rate of 25.5%, which includes a $0.8 million adjustment for a reduction in valuation allowance for the three months ended March 31, 2018. For the 2017 column, this represents a tax impact using an estimated tax rate of 38.3%, which includes a $6.5 million adjustment for a reduction in valuation allowance for the three months ended March 31, 2017.

Reconciliation of Adjusted EBITDA

	Three Months Ended March 31,
	2018	2017
Net Income	$2,965,097	$16,940,523
Add:
Interest Expense	23,106,761	16,303,805
Income Tax Benefit	—	—
Depreciation, Depletion, Amortization and Accretion	18,630,629	12,828,143
Non-Cash Share Based Compensation	(885,845)	622,622
(Gain) Loss on the Mark-to-Market of Derivative Instruments	12,141,314	(17,056,542)
Adjusted EBITDA	$55,957,956	$29,638,551